UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2011

THERAPEUTICSMD, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-16731	87-0233535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Broken Sound Parkway NW, Suite 320, Boca Raton, FL 33487
(Address of principal executive offices and Zip Code)

(561) 961-1911
(Registrant’s telephone number, including area code)

AMHN, INC.
10611 N. Hayden Rd., Suite D106, Scottsdale, AZ 85260
(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (the “Report”) may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future.  Statements, which express that we “believe,” “anticipate,” “expect,” or “plan to,” and any other similar statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements.  You are cautioned not to place undue reliance on these forward looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward looking statements.

Throughout this Report, the terms “we,” “us,” “our,” “Therapeutics,” or “our Company” refers to TherapeuticsMD, Inc., f/k/a AMHN, Inc., a Nevada corporation.

Section 1 – Registrant’s Business and Operations

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Debt Conversion Agreements with Energy Capital, LLC and First Conquest Investment Group, LLC

During 2009, a non-affiliate business consultant (“Consultant”) provided consulting services to the Company in the amount of $210,000 (the “Debt”).   The Company issued the Consultant a demand promissory note for $210,000 dated November 9, 2010 (the “November 2010 Note”) which was subsequently assigned to unaffiliated entities (“Noteholders”).  On April 18, 2011, the Company and the Noteholders agreed that in exchange for the forbearance of the Noteholders not to make demand for repayment of the November 2010 Note for a minimum of sixty (60) days, the Company would (i) cancel the November 2010 Note and (ii) issue two convertible promissory notes to the Noteholders in the principal amount of $105,000 each bearing interest at the rate of six percent (6%) per annum (the “Convertible Notes”).  The Convertible Notes were due on demand any time after sixty (60) days from the date of issuance (the “Maturity Date”).  At the option of the Noteholders, the Convertible Notes could be converted into shares of the Company’s Common Stock at any time after the Maturity Date at a fixed conversion price of $0.0105 per share. The Convertible Notes contained anti-dilution provisions.

On October 18, 2011, the Company and the Noteholders entered into Debt Exchange Agreements in which the principal amount of the Convertible Notes was converted.  Pursuant to the terms thereof, an aggregate of 20,000,000 shares of the Company’s Common Stock was issued to the Noteholders and their assigns. After the issuance, the Company will have 81,204,766 shares of its Common Stock outstanding.

The foregoing descriptions of the Convertible Notes and the Debt Conversion Agreements are qualified, in entirety, by reference to the each agreement, copies of which are attached as exhibits to this Report and are incorporated by reference to this Item 1.01.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02    Unregistered Sales of Equity Securities

As described above in Item 1.01 (incorporated herein by reference), on October 18, 2011, the Company and the Noteholders entered into Debt Exchange Agreements in which the principal amount of the Convertible Notes was converted.  Pursuant to the terms thereof, an aggregate of 20,000,000 shares of the Company’s Common Stock was issued to the Noteholders and their assigns.

        In connection with the issuance of the Shares, the Company relied upon the exemption from registration pursuant to the provisions of the Securities Act of 1933 due to Section 4 (1) of the Act and Rule 144.

The foregoing descriptions of the Convertible Notes and the Debt Conversion Agreements are qualified, in entirety, by reference to the each agreement, copies of which are attached as exhibits to this Report and are incorporated by reference to this Item 3.02.

On October 21, 2011, the Company issued Non-Qualified Stock Options (“Options”) to employees for an aggregate of 385,000 underlying shares of the Company’s Common Stock.  One ten-year Option for 50,000 underlying shares vests at the rate of 2,083.33 shares per month over a 24-month period and has an exercise price of $0.38 per share.  The remaining ten-year Options vest annually over a 48-month period and have an exercise price of $0.38 per share, including an Option for 300,000 underlying shares granted to the Company’s Chief Financial Officer, Daniel A. Cartwright.  The Options were issued under the Company’s Long-Term Incentive Compensation Plan.

On October 21, 2011, the Company issued Common Stock Purchase Warrants (“Warrants”) for an aggregate of 784,211 underlying shares of the Company’s Common Stock with an exercise price of $0.38 per share, including the following:

(a)           The Company’s Chief Financial Officer, Daniel A. Cartwright, received a ten-year Warrant for 600,000 underlying shares that vest monthly over a 44-month period.

(b)           A non-affiliate received a five-year Warrant for 184,211 underlying shares which vested immediately upon issuance. The Warrant was issued as commission for introduction of a funding source.

        On October 23, 2011 the Company issued a Warrant for 800,000 underlying shares of the Company's Common Stock with an exercise price of $0.38 per share, as follows:  Lang Naturals, Inc., the Company’s primary product manufacturer (“Lang”), received a ten-year Warrant for 800,000 underlying shares which vested immediately upon issuance. The Warrant was issued as compensation relating to a two-year Consulting Agreement with the Company. In conjunction with the issuance of the Warrant, Lang executed a Lock-Up Agreement under which Lang agreed that from the date of the Lock-Up Agreement until eighteen (18) months thereafter (the “Lock-Up Period”), Lang would not make or cause any sale of the Company’s securities.  The Consulting Agreement, Warrant and Lock-Up Agreement are attached to this Report as exhibits and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

Exh. No.	Date	Document

10.0	October 18, 2011	Debt Conversion Agreement with Energy Capital, LLC*
10.1	October 18, 2011	Debt Conversion Agreement with First Conquest Investment Group, LLC*
10.2	April 18, 2011	Convertible Promissory Note with Energy Capital, LLC*
10.3	April 18, 2011	Convertible Promissory Note with First Conquest Investment Group, LLC*
10.4	n/a	Common Stock Purchase Warrant, form of (1)
10.5	n/a	Non-Qualified Stock Option, form of (1)
10.6	October 23, 2011	Consulting Agreement with Lang Naturals, Inc.*
10.7	October 23, 2011	Warrant to Lang Naturals, Inc.*
10.8	October 23, 2011	Lock-Up Agreement with Lang Naturals, Inc.*

 *   Filed herewith.
(1) Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2011, which report and exhibits are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2011	THERAPEUTICSMD, INC.

	By:	/s/ Robert G. Finizio
Robert G. Finizio, Chief Executive Officer